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FORM OF PROXY

                            J.P. MORGAN SERIES TRUST

                            JPMORGAN SMARTINDEX FUND

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES FOR THE SPECIAL MEETING OF THE SHAREHOLDERS TO BE HELD ON FEBRUARY 13, 2003.

The undersigned hereby appoints Judy R. Bartlett, Joseph J. Bertini, and Wayne
H. Chan, and each of them, attorneys-in-fact and proxies for the undersigned, with full power of substitution, and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund listed above, which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held at 522 Fifth Avenue, 7th Floor, New York, NY 10036 on February 13, 2003, at 9:00 a.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Shareholders and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the attorneys-in-fact and proxies are authorized to vote upon such other business as may properly come before the Special Meeting of Shareholders in person or by substitute (or, if only one shall be so present, then that one) and shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Note: Please sign exactly as your name appears on this proxy. If joint owners, EITHER may sign this proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

IF YOUR ADDRESS HAS CHANGED,                      DO YOU HAVE ANY COMMENTS?
PROVIDE YOUR NEW ADDRESS.


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CONTROL NUMBER:
                   -----------------------------

RECORD DATE SHARES:
                    ----------------------------

-----------------------------------         ----------------------------
Shareholder sign here                       Co-Owner sign here

-----------------------------------         ----------------------------
Print Name and Title (if applicable)        Print Name and Title (if applicable)

                                            ---------------------------
                                            Date

     PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND RETURN IT PROMPTLY
                           IN THE ENCLOSED ENVELOPE.

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         PLEASE MARK VOTES
         AS IN THIS EXAMPLE

Proposal  1. To approve or disapprove the          For      Against      Abstain
             Reorganization described
             in the accompanying Combined
             Prospectus/Proxy Statement.

OR, VOTE BY TELEPHONE

It's fast, convenient, and immediate!
Call Toll-Free on a Touch-Tone Phone

FOLLOW THESE FOUR EASY STEPS:

1.       READ THE ACCOMPANYING COMBINED PROSPECTUS/PROXY STATEMENT.

2.       CALL THE TOLL-FREE NUMBER
         1-877-793-8683
         THERE IS NO CHARGE FOR THIS CALL.

3.       ENTER YOUR CONTROL NUMBER LOCATED ON YOUR PROXY CARD.

4.       FOLLOW THE RECORDED INSTRUCTIONS.

YOUR VOTE IS IMPORTANT!
Call 1-877-793-8683 anytime!

OR, VOTE BY INTERNET
It's fast, convenient, and your vote is immediately confirmed and posted.

FOLLOW THESE FOUR EASY STEPS:

1.       READ THE ACCOMPANYING COMBINED PROSPECTUS/PROXY STATEMENT.

2.       GO TO THE WEBSITE
         http://www.eproxyvote.com/JPISX

3.       ENTER YOUR CONTROL NUMBER LOCATED ON YOUR PROXY CARD

4.       FOLLOW THE INSTRUCTIONS PROVIDED.

YOUR VOTE IS IMPORTANT!
Go to http://www.eproxyvote.com/JPISX anytime!

DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET

                                                                     DETACH CARD


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